1 U.S. CONCRETE ANNOUNCES 2015 THIRD QUARTER RESULTS Third Quarter 2015 Highlights Compared to Third Quarter 2014 • Adjusted earnings per diluted share increased 85.8% to $1.97 • Adjusted EBITDA increased 83.3% to $49.3 million • Adjusted EBITDA margin improved 310 basis points to 16.7% • Consolidated revenue increased 49.4% to $295.1 million • Ready-mixed concrete revenue increased 50.3% to $264.4 million • Ready-mixed concrete average sales price improved 12.6% to $125.10 per cubic yard • Aggregate products revenue increased 10.6% to $19.0 million • Aggregate products average sales price improved 12.5% to $10.56 per ton • Acquired three strategically positioned aggregate operations which further enhanced vertically integrated operations in attractive existing markets, including north Texas, southern Oklahoma and the greater New York Metropolitan area • In October 2015, acquired two vertically integrated aggregates and ready-mixed concrete producers in the U.S. Virgin Islands, marking the Company's entry into select growth markets within the Southeast U.S. and Caribbean basin EULESS, TEXAS – November 5, 2015 – U.S. Concrete, Inc. (NASDAQ: USCR), a leading producer of construction materials in select major markets across the United States, today reported results for the third quarter ended September 30, 2015. In the third quarter of 2015, Adjusted EBITDA increased to $49.3 million, compared to $26.9 million in the prior year quarter. Adjusted EBITDA margin as a percentage of revenue improved to 16.7%, compared to 13.6% in the prior year quarter. William J. Sandbrook, President and Chief Executive Officer of U.S. Concrete, stated, "The third quarter marked another quarter of significant improvement in revenue, adjusted EBITDA and earnings per share reflecting solid execution on our core growth objectives. This sustained improvement is a strong validation of our entire operating strategy across our attractive construction material categories. During the quarter we grew our organic operations in all of our key regions, including Texas. Our ongoing consolidation efforts, established leadership positions, and focus on high barrier-to-entry projects allowed us to remain disciplined with our price, as evidenced by ready-mixed concrete prices increasing year-over- year for the 18th straight quarter. This pricing success, combined with our increasingly vertically integrated positions, delivered higher material spreads and very favorable incremental margins on our scalable platform. Additionally, during the quarter we further strengthened our vertically integrated capabilities with the addition of three strategic aggregate operations within

2 key markets. As we look forward, we are encouraged by our prospects for further improvement as we continue to advance our long-term growth strategy.” Mr. Sandbrook continued, “In October, we completed an aggregates-based acquisition of two strategically integrated companies in the U.S. Virgin Islands. This was a major step for our Company and aligns with our long-term expansion plans. With the addition of these companies we gained entry into very defensible markets with strong share positions which are well suited for our unique operating capabilities. With these transactions complete, we now have a sturdy platform to enhance our regional economies of scale as we capitalize on additional expansion opportunities within the Southeast U.S. and Caribbean basin.” THIRD QUARTER 2015 RESULTS COMPARED TO THIRD QUARTER 2014 Consolidated revenue increased 49.4% to $295.1 million, compared to $197.6 million in the prior year quarter. Revenue from the ready-mixed concrete segment increased $88.6 million, or 50.3%, driven by both volume and pricing. The Company’s ready-mixed concrete sales volume was 2.1 million cubic yards, up 33.1%. Ready-mixed concrete average sales price per cubic yard increased $13.95, or 12.6%, to $125.10 compared to $111.15. Ready-mixed backlog at the end of the quarter was approximately 6.4 million cubic yards, up 45.2% compared to the end of the prior year quarter. Aggregate products segment revenue increased $1.8 million, or 10.6%, to $19.0 million compared to the prior year quarter. Consolidated gross profit increased $28.6 million to $68.5 million with a 300 basis point expansion in gross margin to 23.2% compared to the prior year quarter. The increase was driven by higher revenue and an improvement in the Company's ready-mixed raw material spread margin by 170 basis points. Selling, general and administrative (“SG&A”) expenses were $23.6 million compared to $15.4 million in the prior year quarter. As a percentage of revenue, SG&A expenses were 8.0%, compared to 7.8% in the prior year quarter. Excluding non-cash stock compensation, acquisition related professional fees, and officer severance, SG&A was 6.8% of revenue compared to 6.9% in the prior year quarter, with the improvement mainly attributable to the increase in revenue which more than offset higher personnel costs to support sustained growth. Consolidated adjusted EBITDA of $49.3 million increased $22.4 million, with a 310 basis point expansion in margin compared to the prior year quarter. Ready-mixed concrete adjusted EBITDA of $46.0 million increased 72.8%, with a 230 basis point expansion in margin. Aggregate products adjusted EBITDA increased 58.3% to $6.4 million. Adjusted net income was $31.2 million, or $1.97 per diluted share, compared to $14.7 million, or $1.06 per diluted share, in the prior year quarter. Adjusted net income in the third quarter of 2015 excludes non-core items such as a $26.9 million non-cash loss related to derivatives attributable to the fair value changes in the Company's warrants. This compares to a non-cash gain of $0.1 million during the third quarter of 2014. This non-cash loss was due to the increase in the price of the Company's stock during the third quarter of 2015. Including the impact of the derivative loss as well as non-cash stock compensation and acquisition-related professional fees, net income was $1.6 million, or $0.10 per diluted share, compared to net income of $13.0 million, or $0.94 per diluted share, in the third quarter of 2014.

3 Cash provided by operating activities in the third quarter of 2015 was $21.3 million compared to cash provided by operating activities in the prior year quarter of $24.2 million. The Company’s free cash flow in the third quarter of 2015 was $16.9 million, compared to $15.2 million in the prior year quarter, with the improvement mainly due to less cash used for purchases of property, plant and equipment. At September 30, 2015, the Company had cash and cash equivalents of $8.6 million and total debt of $292.1 million, resulting in net debt of $283.5 million. The net debt increased by $93.2 million from December 31, 2014, largely as a result of draws under our revolving credit facility used to fund acquisitions completed since the beginning of 2015, as well as financing of additional mixer trucks and mobile equipment. ACQUISITIONS In August 2015, the Company acquired certain assets of E&A Materials, Inc. and Pitts Sand & Gravel, Inc., mainly consisting of two sand and gravel operations near Vernon, TX and Waurika, OK. The transaction provides for improved operating dynamics of the Company’s north Texas and southern Oklahoma operations by combining the efforts of the acquired aggregates businesses into one cohesive unit with existing ready-mixed concrete operations. In September 2015, the Company acquired the Wantage Stone reserves, a site development quarry with 19 million tons of proven and permitted reserves and an additional 19 million tons of unpermitted, yet available reserves. The reserve position in northern New Jersey and increased production capacity strengthens the Company's mix of internally supplied aggregates, along with third party sales to new and existing customers in the greater New York metropolitan area. Subsequent to the end of the third quarter 2015, in October 2015, the Company completed the acquisitions of Heavy Materials, LLC (“Heavy”) and Spartan Concrete Products, LLC (“Spartan”), two strategically integrated companies located in the U.S. Virgin Islands serving key Caribbean markets with strong demand. Heavy is the largest producer of aggregates and ready mixed concrete in the U.S. Virgin Islands through two quarries with total reserves of 40 million tons, four ready- mixed concrete batch plants and a fleet of 32 mixer trucks. Heavy also leases an industrial waterfront property that it utilizes as a marine terminal and sales yard. Heavy is a key supplier of aggregates to Spartan, a leading local ready-mixed concrete producer, operating one batch plant and 16 mixer trucks. The combined operations of Heavy and Spartan creates a stronger vertically integrated platform for growth to serve an extensive base of new and existing customers throughout the Southeast U.S., Virgin Islands and greater Caribbean basin. CONFERENCE CALL AND WEBCAST DETAILS U.S. Concrete will host a conference call on Thursday, November 5, 2015 at 10:00 a.m. Eastern time (9:00 a.m. Central), to review its third quarter 2015 results. To participate in the call, please dial (877) 312-8806 – Conference ID: 62220805 at least ten minutes before the conference call begins and ask for the U.S. Concrete conference call.

4 A live webcast will be available on the Investor Relations section of the Company's website at www.us-concrete.com. Please visit the website at least 15 minutes before the call begins to register, download and install any necessary audio software. A replay of the conference call and archive of the webcast will be available shortly after the call under the investor relations section of the Company’s website at www.us-concrete.com. ABOUT U.S. CONCRETE U.S. Concrete is a leading producer of construction materials in several major markets in the United States through its two business segments: ready-mixed concrete and aggregate products. The Company has 144 standard ready-mixed concrete plants, 16 volumetric ready-mixed concrete facilities, and 14 producing aggregates facilities. During 2014, U.S. Concrete sold approximately 5.7 million cubic yards of ready-mixed concrete and approximately 4.7 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. USE OF NON-GAAP FINANCIAL MEASURES This press release uses the non-GAAP financial measures “adjusted EBITDA,” “adjusted net income (loss),” “adjusted EBITDA margin,” “free cash flow” and “net debt.” The Company has included adjusted EBITDA and adjusted EBITDA margin in this press release because it is widely used by investors for valuation and comparing the Company’s financial performance with the performance of other building material companies. The Company also uses adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of its operations. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes, and thus does not reflect the funds actually available for capital expenditures. In addition, the Company’s presentation of adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures that other companies report. The Company considers free cash flow to be an important indicator of its ability to service debt and generate cash for acquisitions and other strategic investments. The Company believes that net debt is useful to investors as a measure of its financial position. The Company presents adjusted net income (loss) and adjusted net income (loss) per share to provide more consistent information for investors to use when comparing operating results for the third quarter of 2015 to the third quarter of 2014. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. See the attached “Selected Reportable Operating and Financial Information” for reconciliation of each of these non-GAAP financial measures to the most comparable GAAP financial measures for the quarters ended September 30, 2015 and 2014. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by federal securities laws, and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,”

5 “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are predictions based on our current expectations and projects about future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such forward-looking statements, by their nature, are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes of our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage and environmental, health and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers’ and our customers’ access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage and other claims and insurance coverage issues. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q. (Tables Follow)

6 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share amounts) Three Months Ended September 30, Nine Months Ended September 30, 2015 2014 2015 2014 Revenue $ 295,111 $ 197,589 $ 711,144 $ 524,204 Cost of goods sold before depreciation, depletion and amortization 226,620 157,689 558,702 427,538 Selling, general and administrative expenses 23,555 15,404 63,853 43,435 Depreciation, depletion and amortization 12,565 6,010 31,411 16,392 Gain on revaluation of contingent consideration (723) — (1,387) — Loss (gain) on sale of assets 43 (3) 5 (306) Income from operations 33,051 18,489 58,560 37,145 Interest expense, net (5,446) (5,080) (15,966) (15,145) Derivative (loss) gain (26,854) 65 (46,401) (2,306) Other income, net 940 580 2,231 1,606 Income (loss) from continuing operations before income taxes 1,691 14,054 (1,576) 21,300 Income tax (benefit) expense (22) 788 (2,805) 1,540 Income from continuing operations 1,713 13,266 1,229 19,760 Loss from discontinued operations, net of taxes (94) (259) (391) (45) Net income $ 1,619 $ 13,007 $ 838 $ 19,715 Basic income per share: Income from continuing operations $ 0.12 $ 0.98 $ 0.09 $ 1.46 Loss from discontinued operations, net of taxes (0.01) (0.02) (0.03) (0.00) Net income per share – basic $ 0.11 $ 0.96 $ 0.06 $ 1.46 Diluted income per share: Income from continuing operations $ 0.11 $ 0.96 $ 0.08 $ 1.42 Loss from discontinued operations, net of taxes (0.01) (0.02) (0.03) (0.00) Net income per share – diluted $ 0.10 $ 0.94 $ 0.05 $ 1.42 Weighted average shares outstanding: Basic 14,223 13,497 13,946 13,540 Diluted 15,822 13,876 15,251 13,882

7 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) September 30, 2015 December 31, 2014 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 8,608 $ 30,202 Trade accounts receivable, net of allowances of $6,090 and $3,726 as of September 30, 2015 and December 31, 2014, respectively 196,147 114,902 Inventories 34,938 31,722 Deferred income taxes 2,858 1,887 Prepaid expenses 5,501 3,965 Other receivables 7,596 6,519 Other current assets 1,623 301 Assets held for sale — 3,779 Total current assets 257,271 193,277 Property, plant and equipment, net of accumulated depreciation, depletion, and amortization of $94,738 and $72,962 as of September 30, 2015 and December 31, 2014, respectively 222,380 176,524 Goodwill 92,385 50,757 Intangible assets, net 89,116 31,720 Other assets 9,050 8,250 Total assets $ 670,202 $ 460,528 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 82,307 $ 48,705 Accrued liabilities 68,071 50,391 Current maturities of long-term debt 8,883 5,104 Derivative liabilities 65,384 25,246 Liabilities held for sale — 902 Total current liabilities 224,645 130,348 Long-term debt, net of current maturities 283,184 215,333 Other long-term obligations and deferred credits 31,799 6,940 Deferred income taxes 7,771 6,427 Total liabilities 547,399 359,048 Commitments and contingencies Equity: Preferred stock — — Common stock 15 15 Additional paid-in capital 183,547 156,745 Accumulated deficit (41,905) (42,743) Treasury stock, at cost (18,854) (12,537) Total stockholders’ equity 122,803 101,480 Total liabilities and equity $ 670,202 $ 460,528

8 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in thousands) Nine Months Ended September 30, 2015 2014 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 838 $ 19,715 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, depletion and amortization 31,411 16,392 Debt issuance cost amortization 1,311 1,243 Amortization of discount on long-term incentive plan and other accrued interest 268 305 Net loss on derivative 46,401 2,306 Net gain on revaluation of contingent consideration (1,387) — Net loss (gain) on sale of assets 97 (945) Deferred income taxes (3,814) 1,187 Provision for doubtful accounts and customer disputes 3,261 929 Stock-based compensation 4,994 2,647 Changes in assets and liabilities, excluding effects of acquisitions: Accounts receivable (62,662) (34,440) Inventories (650) (109) Prepaid expenses and other current assets 36 (201) Other assets and liabilities 319 (398) Accounts payable and accrued liabilities 36,303 21,912 Net cash provided by operating activities 56,726 30,543 CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property, plant and equipment (12,763) (29,160) Payments for acquisitions, net of cash acquired (109,338) (9,498) Proceeds from disposals of property, plant and equipment 663 2,761 Proceeds from disposal of businesses 1,052 — Net cash used in investing activities (120,386) (35,897) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolver borrowings 147,757 213 Repayments of revolver borrowings (91,507) (213) Proceeds from exercise of stock options and warrants 457 391 Payments of other long-term obligations (2,250) (2,250) Payments for other financing (6,074) (3,478) Debt issuance costs — (957) Payments for share repurchases — (4,824) Other treasury share purchases (6,317) (2,034) Net cash provided by (used in) financing activities 42,066 (13,152) NET DECREASE IN CASH AND CASH EQUIVALENTS (21,594) (18,506) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 30,202 112,667 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 8,608 $ 94,161

9 U.S. CONCRETE, INC. NON-GAAP FINANCIAL MEASURES (Unaudited) We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our adjusted EBITDA, adjusted EBITDA margin and Free Cash Flow for the quarters ended September 30, 2015 and 2014, and Net Debt as of September 30, 2015 and December 31, 2014 and (2) corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2015 and 2014 and as of September 30, 2015 and December 31, 2014. We have also provided below (1) the impact of non-cash stock compensation expense, derivative losses, acquisition related professional fees, officer severance, non-cash gain on revaluation of contingent consideration on net income (loss) and net income (loss) per share and (2) corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2015 and 2014. We have also shown below certain ready-mixed concrete and aggregate products statistics for the quarters ended September 30, 2015 and 2014. We define adjusted EBITDA as our net income (loss) from continuing operations, plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, non-cash stock compensation expense, derivative (gain) loss, gain (loss) on revaluation of contingent consideration, gain (loss) on extinguishment of debt, acquisition-related professional fees, and officer severance. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue. We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report. We define adjusted net income (loss) and adjusted net income (loss) per share as net income (loss) and net income (loss) per share excluding non-cash stock compensation expense, derivative loss, non-cash gain on revaluation of contingent consideration, acquisition- related professional fees, and officer severance. We present adjusted net income (loss) and adjusted net income (loss) per share to provide more consistent information for investors to use when comparing operating results for the quarters ended September 30, 2015 and 2014. We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

10 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE OPERATING AND FINANCIAL INFORMATION (In thousands, except average price amounts) (Unaudited) Three Months Ended Year-Over- Nine Months Ended Year-Over- September 30, Year % September 30, Year % 2015 2014 Change 2015 2014 Change Ready-Mixed Concrete Average price per cubic yard (in dollars) $ 125.10 $ 111.15 12.6% $ 123.46 $ 109.51 12.7 % Volume in cubic yards 2,102 1,579 33.1% 5,145 4,319 19.1 % Aggregate Products Average price per ton (in dollars) $ 10.56 $ 9.39 12.5% $ 10.38 $ 9.33 11.3 % Sales volume in tons 1,518 1,471 3.2% 3,539 3,429 3.2 % Ready-Mixed Concrete Organic Year- Over-Year Growth (Like-for-Like) Average price per cubic yard (in dollars) 7.1% 8.5 % Volume in cubic yards 6.9% (1.4)%

11 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE OPERATING AND FINANCIAL INFORMATION (Unaudited) (in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2015 2014 2015 2014 Revenue: Ready-mixed concrete Sales to external customers $ 264,428 $ 175,876 $ 638,491 $473,977 Aggregate products Sales to external customers 10,970 11,127 25,063 23,071 Intersegment sales 7,990 6,013 18,436 15,438 Total aggregate products 18,960 17,140 43,499 38,509 Total reportable segment revenue 283,388 193,016 681,990 512,486 Other products and eliminations 11,723 4,573 29,154 11,718 Total revenue $ 295,111 $ 197,589 $ 711,144 $524,204 Reportable Segment and Total Adjusted EBITDA: Ready-mixed concrete $ 46,042 $ 26,641 $ 100,262 $ 63,642 Aggregate products 6,403 4,045 10,372 7,390 Total reportable segment Adjusted EBITDA 52,445 30,686 110,634 71,032 Other products and eliminations 3,697 1,653 8,229 3,616 Corporate (10,309) (7,260) (28,048) (19,505) Non-cash stock compensation expense 2,448 1,097 4,994 2,647 Acquisition-related professional fees 969 694 3,057 991 Officer severance — — 357 — Total Adjusted EBITDA $ 49,250 $ 26,870 $ 99,223 $ 58,781 Adjusted EBITDA margin 16.7% 13.6% 14.0% 11.2% Reconciliation Of Total Adjusted EBITDA To Income (Loss) From Continuing Operations Before Income Taxes: Total Adjusted EBITDA $ 49,250 $ 26,870 $ 99,223 $ 58,781 Depreciation, depletion and amortization (12,565) (6,010) (31,411) (16,392) Interest expense, net (5,446) (5,080) (15,966) (15,145) Derivative (loss) gain (26,854) 65 (46,401) (2,306) Non-cash gain on revaluation of contingent consideration 723 — 1,387 — Non-cash stock compensation expense (2,448) (1,097) (4,994) (2,647) Acquisition-related professional fees (969) (694) (3,057) (991) Officer severance — — (357) — Income (loss) from continuing operations before income taxes $ 1,691 $ 14,054 $ (1,576) $ 21,300

12 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE OPERATING AND FINANCIAL INFORMATION (In thousands, except net income (loss) per share) (Unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2015 2014 2015 2014 Adjusted Net Income and EPS Net income $ 1,619 $ 13,007 $ 838 $ 19,715 Add: Derivative loss (gain) 26,854 (65) 46,401 2,306 Add: Non-cash stock compensation expense 2,448 1,097 4,994 2,647 Add: Acquisition-related professional fees 969 694 3,057 991 Add: Officer severance — — 357 — Less: Non-cash gain on revaluation of contingent consideration (723) — (1,387) — Adjusted net income $ 31,167 $ 14,733 $ 54,260 $ 25,659 Net income per diluted share $ 0.10 $ 0.94 $ 0.05 $ 1.42 Impact of derivative loss (gain) 1.70 (0.00) 3.04 0.17 Impact of non-cash stock compensation expense 0.15 0.08 0.33 0.19 Impact of acquisition-related professional fees 0.06 0.04 0.20 0.07 Impact of officer severance — — 0.02 — Impact of non-cash gain on revaluation of contingent consideration (0.04) — (0.08) — Adjusted net income per diluted share $ 1.97 $ 1.06 $ 3.56 $ 1.85 Free Cash Flow Reconciliation Net cash provided by operating activities $ 21,330 $ 24,239 $ 56,726 $ 30,543 Less: capital expenditures (5,339) (9,266) (12,763) (29,160) Plus: proceeds from the sale of property, plant and equipment 123 274 663 2,761 Plus: proceeds from the disposal of business units 802 — 1,052 — Free Cash Flow $ 16,916 $ 15,247 $ 45,678 $ 4,144 Net Debt Reconciliation As of As of September 30, 2015 December 31, 2014 Total debt, including current maturities and capital lease obligations $ 292,067 $ 220,437 Less: cash and cash equivalents 8,608 30,202 Net Debt $ 283,459 $ 190,235 Contact: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com